SCHEDULE 14C INFORMATION

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SEASONS SERIES TRUST

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SEASONS SERIES TRUST

SA Multi-Managed Growth Portfolio

SA Multi-Managed Income Portfolio

SA Multi-Managed Income/Equity Portfolio

SA Multi-Managed Large Cap Growth Portfolio

SA Multi-Managed Moderate Growth Portfolio

(each, a “Portfolio” and collectively, the “Portfolios”)

SunAmerica Asset Management, LLC

Seasons Series Trust

Attn: Annuity Service Center

P.O. Box 15570

Amarillo, Texas 79105-5570

(800) 445-7862

November 6, 2019

Dear Contract Owner:

You are receiving the enclosed information statement (the “Information Statement”) because you own shares in the Portfolio(s), each a series of Seasons Series Trust (the “Trust”). The purpose of the Information Statement is to inform you that on March 27, 2019, the Board of Trustees (the “Board”) of the Trust approved the appointment of Morgan Stanley Investment Management Inc. (“MSIM”) as a new subadviser to a portion of each Portfolio, pursuant to a new subadvisory agreement (the “New Subadvisory Agreement”) between SunAmerica Asset Management, LLC (“SunAmerica”), each Portfolio’s investment adviser, and MSIM with respect to the Portfolios. Effective May 1, 2019, MSIM replaced Janus Capital Management, LLC (“Janus”) as a subadviser to each Portfolio. In connection with MSIM replacing Janus, the Board approved a new Advisory Fee Waiver Agreement between SunAmerica and the Trust, on behalf of each Portfolio. In addition, the Board approved certain corresponding changes to the Portfolios’ principal investment strategies and principal investment risks. These changes and the Advisory Fee Waiver Agreement also became effective May 1, 2019.

As a matter of regulatory compliance, we are sending you this Information Statement, which includes information about the New Subadvisory Agreement and MSIM.

This document is for your information only and you are not required to take any action. Should you have any questions about these changes or if we can be of service to you in any other way, please call our customer service center between the hours of 8:00 a.m. PST and 5:00 p.m. PST at (800) 445-7862. As always, we appreciate your confidence and trust and look forward to serving you in the future.

Sincerely,

/s/ John T. Genoy John T. Genoy
President
Seasons Series Trust

SEASONS SERIES TRUST

SA Multi-Managed Growth Portfolio

SA Multi-Managed Income Portfolio

SA Multi-Managed Income/Equity Portfolio

SA Multi-Managed Large Cap Growth Portfolio

SA Multi-Managed Moderate Growth Portfolio

P.O. Box 15570

Amarillo, Texas 79105-5570

(800) 445-7862

INFORMATION STATEMENT

REGARDING IMPORTANT SUBADVISER CHANGES

You have received this information statement (the “Information Statement”) because you are invested in SA Multi-Managed Growth Portfolio, SA Multi-Managed Income Portfolio, SA Multi-Managed Income/Equity Portfolio, SA Multi-Managed Large Cap Growth Portfolio and/or SA Multi-Managed Moderate Growth Portfolio (each, a “Portfolio” and collectively, the “Portfolios”), each a series of Seasons Series Trust (the “Trust”), through a variable annuity or variable life insurance policy. This Information Statement is being provided to the shareholders of the Portfolios in lieu of a proxy statement, pursuant to the terms of an exemptive order received by SunAmerica Asset Management, LLC (“SunAmerica” or the “Adviser”), each Portfolio’s investment adviser, from the Securities and Exchange Commission (the “SEC”), which allows SunAmerica to hire new subadvisers and make changes to existing subadvisory agreements on behalf of the Trust with the approval of the Board of Trustees (the “Board” or the “Trustees”), but without obtaining shareholder approval. This Information Statement is being provided to you to satisfy this requirement. This Information Statement is being posted at www.aig.com/informationstatements on or about November 6, 2019.

We are not asking you for a proxy and you are requested not to send us a proxy. This document is for informational purposes only and you are not required to take any action.

Purpose of the Information Statement

At an in-person meeting held on March 27, 2019 (the “Meeting”), the Board, including a majority of the Trustees who are not “interested persons” of the Trust, as defined under Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), approved (1) a new subadvisory agreement (the “New Subadvisory Agreement”) between SunAmerica and Morgan Stanley Investment Management Inc. (“MSIM”) with respect to each Portfolio; (2) the termination of the subadvisory agreement between SunAmerica and Janus Capital Management LLC (“Janus”) with respect to each Portfolio; (3) certain corresponding changes to the Portfolios’ principal investment strategies and principal investment risks; and (4) a new Advisory Fee Wavier Agreement (the “New Fee Waiver Agreement”) between SunAmerica and the Trust with respect to each Portfolio.

The transition from Janus to MSIM occurred on May 1, 2019. The purpose of this Information Statement is to explain the changes to the Portfolios including, but not limited to, the terms of the New Subadvisory Agreement, the factors considered by the Board in approving the New Subadvisory Agreement, the subadvisory fees to be paid by each Portfolio under the New Subadvisory Agreement, the amount of advisory fees to be retained by SunAmerica and information about other comparable funds managed by MSIM.

The Trust and the Adviser

Each Portfolio is an investment series of the Trust, a Massachusetts business trust. The Trust entered into an Investment Advisory and Management Agreement (the “Advisory Agreement”) with SunAmerica on January 1, 1999, as amended from time to time, with the approval of the Board, including a majority of the Independent Trustees. The Advisory Agreement was last approved by the Board, including a majority of the Independent Trustees, at an in-person meeting held on October 3, 2019.

SunAmerica is an indirect, wholly-owned subsidiary of American International Group, Inc. (“AIG”) and is located at Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, New Jersey 07311. As investment adviser, SunAmerica selects the subadvisers for the Trust’s portfolios, manages certain portfolios, provides various administrative services and supervises the portfolios’ daily business affairs, subject to oversight by the Trustees. The Advisory Agreement authorizes SunAmerica to retain subadvisers for the portfolios for which it does not manage the assets. SunAmerica selects subadvisers it believes will provide the portfolios with the highest quality investment services. SunAmerica monitors the activities of the subadvisers and, from time to time, will recommend the replacement of a subadviser on the basis of investment performance, style drift (divergence from the stated investment objective or policies) or other considerations.

The subadvisers to the Trust’s portfolios, including MSIM, act pursuant to subadvisory agreements with SunAmerica. Their duties include furnishing continuing advice and recommendations to the portfolios regarding securities to be purchased and sold, selecting broker-dealers and negotiating commission rates for the portfolios. The subadvisers are independent of SunAmerica and discharge their responsibilities subject to the policies of the Trustees and the oversight and supervision of SunAmerica, which pays the subadvisers’ fees. The Trust’s portfolios do not pay fees directly to a subadviser.

In connection with the appointment of MSIM, and as set forth in the Portfolios’ prospectus dated July 26, 2019, each Portfolio’s principal investment strategies were revised to reflect MSIM’s investment process. In addition, the principal risks of each of SA Multi-Managed Growth Portfolio, SA Multi-Managed Income Portfolio and SA Multi-Managed Large Cap Growth Portfolio were revised to include “Currency Volatility Risk.”

The New Subadvisory Agreement

The material terms and conditions under the New Subadvisory Agreement are similar to the Prior Subadvisory Agreement, except for: (i) the name of the subadviser; (ii) the effective date and term of the agreement; (iii) the amount of the subadvisory fee payable by SunAmerica to the subadviser; (iv) a change in the provisions relating to the use of the services of others whereby MSIM would not be required to obtain the permission of the Adviser prior to delegating services, provided that such delegation does not involve a person acting as an “adviser” as defined by the 1940 Act; (v) the specific reporting and filing responsibilities of the subadviser; (vi) the disclosures prepared by or in reliance upon information provided by the subadviser; (vii) certain rights of the subadviser with respect to confidentiality and use of proprietary names or other references to the subadviser; (viii) the addition of a provision requiring the subadviser to maintain certain professional liability coverage; (ix) the addition of provisions relating to the subadviser’s aggregation of purchase and sell orders and the execution of certain derivatives transactions; and (x) the addition of provisions relating to legal matters, representations and notices.

The New Subadvisory Agreement provides, among other things, that MSIM will (i) manage the investment and reinvestment of the Portfolios’ assets, (ii) determine the securities to be purchased or sold; (iii) provide SunAmerica with records concerning its activities which SunAmerica and/or the Portfolios are required to maintain; and (iv) render regular reports to SunAmerica and to officers and trustees of the Trust concerning its discharge of the foregoing responsibilities.

Under the New Subadvisory Agreement, MSIM is compensated by SunAmerica (and not each Portfolio) at an annual rate equal to a percentage of the advisory fees received by the Adviser from the Trust, on behalf of each Portfolio, with respect to the average daily net assets of each Portfolio that MSIM manages.

The New Subadvisory Agreement also provides for automatic termination with respect to each Portfolio unless, at least annually subsequent to its initial term, its continuance is approved by (i) the vote of a majority of those

Trustees of the Trust who are not parties to the New Subadvisory Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the relevant Portfolio voting separately from any other series of the Trust. The New Subadvisory Agreement terminates automatically upon its assignment and is terminable at any time with respect to a Portfolio, without penalty, by the Portfolio or Trust, Board, SunAmerica, or the holders of a majority of the outstanding shares of each Portfolio, on not less than 30 nor more than 60 days’ prior written notice to MSIM. A form of New Subadvisory Agreement is attached as Exhibit A.

For the most recent fiscal year ended March 31, 2019, SunAmerica received advisory fees from each Portfolio pursuant to the Advisory Agreement as follows:*

Portfolio	Dollar Amount	Percentage of Portfolio’s Net Assets

SA Multi-Managed Growth Portfolio	$451,708	0.89%

SA Multi-Managed Income Portfolio	$361,697	0.77%

SA Multi-Managed Income/Equity Portfolio	$465,077	0.81%

SA Multi-Managed Large Cap Growth Portfolio	$3,807,841	0.77%

SA Multi-Managed Moderate Growth Portfolio	$714,266	0.85%

*	The percentages and amounts shown in the table do not reflect any fee waivers and/or expense reimbursements.

For the most recent fiscal year ended March 31, 2019, SunAmerica retained the following advisory fees after paying aggregate subadvisory fees to Janus and each Portfolio’s other subadvisers:

Portfolio	Dollar Amount	Percentage of Portfolio’s Net Assets

SA Multi-Managed Growth Portfolio	$265,176	0.52%

SA Multi-Managed Income Portfolio	$250,455	0.53%

SA Multi-Managed Income/Equity Portfolio	$311,925	0.54%

SA Multi-Managed Large Cap Growth Portfolio	$2,534,503	0.52%

SA Multi-Managed Moderate Growth Portfolio	$431,705	0.51%

If the New Subadvisory Agreement had been in place for the 2019 fiscal year end, SunAmerica would have retained the following advisory fees after paying aggregate subadvisory fees to MSIM and each Portfolio’s other subadvisers:

Portfolio	Dollar Amount	Percentage of Portfolio’s Net Assets

SA Multi-Managed Growth Portfolio	$297,219	0.58%

SA Multi-Managed Income Portfolio	$259,596	0.55%

SA Multi-Managed Income/Equity Portfolio	$333,535	0.58%

SA Multi-Managed Large Cap Growth Portfolio	$2,724,636	0.55%

SA Multi-Managed Moderate Growth Portfolio	$471,685	0.56%

Accordingly, if MSIM had served as subadviser to the Portfolios for such period under the New Subadvisory Agreement, SunAmerica would have paid a lower amount of aggregate subadvisory fees and retained more of its advisory fee. The total amount of the increase in advisory fees retained by SunAmerica with respect to each Portfolio is stated in dollar amount and percentage as set forth below.

Portfolio	Dollar Amount	Percentage of Portfolio’s Net Assets

SA Multi-Managed Growth Portfolio	$32,043	0.06%

SA Multi-Managed Income Portfolio	$9,141	0.02%

SA Multi-Managed Income/Equity Portfolio	$21,610	0.04%

SA Multi-Managed Large Cap Growth Portfolio	$190,133	0.03%

SA Multi-Managed Moderate Growth Portfolio	$39,980	0.05%

The subadvisory fees paid to MSIM and advisory fees retained by SunAmerica are hypothetical and designed to help you understand the potential effects of the New Subadvisory Agreement. The actual fees paid to SunAmerica and the actual advisory fees retained by SunAmerica may be different due to fluctuating asset levels and a variety of other factors.

The New Fee Waiver Agreement

In connection with the approval of the New Subadvisory Agreement, the Board also approved the New Fee Waiver Agreement with respect to each Portfolio, pursuant to which SunAmerica is contractually obligated to waive a portion of its advisory fee. The New Fee Waiver Agreement replaces a prior advisory fee waiver agreement (the “Old Fee Waiver Agreement”) between SunAmerica and the Trust with respect to each Portfolio. The New Fee Waiver Agreement continues in effect until July 31, 2020, and from year to year thereafter provided such continuance is agreed to by the Adviser and approved by a majority of the Independent Trustees. The table below compares the advisory fee rates payable by the Portfolios to the Adviser under the Old Fee Waiver Agreement and the New Fee Waiver Agreement.

Portfolio	Advisory Fee Rate Payable Under Old Fee Waiver Agreement	Advisory Fee Rate Payable Under New Fee Waiver Agreement
SA Multi-Managed Growth Portfolio	0.85% on the first $250 million 0.80% on the next $250 million 0.75% above $500 million	0.82% on the first $250 million 0.77% on the next $250 million 0.72% above $500 million
SA Multi-Managed Income Portfolio	0.75% on the first $250 million 0.70% on the next $250 million 0.65% above $500 million	0.74% on the first $250 million 0.69% on the next $250 million 0.64% above $500 million
SA Multi-Managed Income/Equity Portfolio	0.78% on the first $250 million 0.73% on the next $250 million 0.68% above $500 million	0.77% on the first $250 million 0.72% on the next $250 million 0.67% above $500 million

SA Multi-Managed Large Cap Growth Portfolio	0.75% on the first $250 million 0.69% on the next $250 million 0.60% above $500 million	0.73% on the first $250 million 0.67% on the next $250 million 0.58% above $500 million
SA Multi-Managed Moderate Growth Portfolio	0.82% on the first $250 million 0.77% on the next $250 million 0.72% above $500 million	0.80% on the first $250 million 0.75% on the next $250 million 0.70% above $500 million

Information about the Subadviser

Morgan Stanley Investment Management Inc. (“MSIM”) is a subsidiary of Morgan Stanley and conducts a worldwide portfolio management business providing a broad range of services to customers in the United States and abroad. MSIM is located at 522 Fifth Avenue, New York, NY 10036. As of September 30, 2019, MSIM together with its affiliated asset management companies had approximately $507 billion in assets under management. The following chart lists MSIM’s principal executive officers and directors and their principal occupations. The business address of each officer and director as it relates to that person’s position with MSIM is 522 Fifth Avenue, New York, NY 10036.

Name	Principal Occupation
Maryalice Dunne	Director and Managing Director
Daniel A. Simkowitz	President & Managing Director
Timothy J. Knierim	Chief Compliance Officer & Managing Director
John P. Hagarty	Director & Managing Director
Anita Rios	Treasurer & Executive Director
Jeannine V. Ali	Chief Financial Officer & Managing Director
Stephanie V. Chang Yu	General Counsel, Secretary & Managing Director
Anton Kuzmanov	Director & Managing Director
Tatiana Segal	Director & Managing Director

No Trustee of the Trust has, or has had, any material interest in, or a material interest in a material transaction with MSIM or its affiliates since the beginning of each Portfolio’s most recent fiscal year. No officers or Trustees of the Trust are officers, employees, directors, general partners or shareholders of MSIM.

MSIM is the investment adviser for other mutual funds, and/or institutional accounts, that have an investment objective similar to that of each Portfolio. The name of each such fund or account, together with information concerning the fund’s assets, and the advisory fee rate paid (as a percentage of average net assets) to MSIM for its management services, are set forth below.

Fund Name	Assets as of September 30, 2019 (millions)	Fee Rate (% of average daily net assets)
Advantage Portfolio, a series of Morgan Stanley Institutional Fund, Inc.; Class A	$435.34	65 bps

Factors Considered by the Board

At the Meeting, the Board, including the Independent Trustees, approved the New Subadvisory Agreement between SunAmerica and MSIM with respect to the Portfolios. The Board, including the Independent Trustees, further approved the termination of the subadvisory agreement between SunAmerica and Janus with respect to the Portfolios.

In connection with the approval of the New Subadvisory Agreement, the Board received materials related to certain factors used in its consideration of whether to approve the New Subadvisory Agreement. Those factors included:

(1)	the requirements of the Portfolios in the areas of investment supervisory and administrative services;

(2)	the nature, extent and quality of the investment advisory and administrative services expected to be provided by MSIM;

(3)	the size and structure of the subadvisory fees and any other material payments to MSIM;

(4)	the organizational capability and financial condition of MSIM and its affiliates;

(5)	the possibility that services of the type required by the Trust might be better obtained from other organizations; and

(6)	the fees to be paid by the Adviser to MSIM for managing the Portfolios.

In addition, the Board considered (a) the conditions and trends prevailing in the economy, the securities markets and the investment company industry; (b) the profitability of MSIM and the amounts retained by SunAmerica; and (c) information regarding MSIM’s compliance and regulatory history. The Board also took into account extensive information from MSIM regarding its services provided to the Trust, which materials the Board reviewed at its October 10, 2018 meeting in connection with its consideration of the renewal of the subadvisory agreements with respect to the various series of the Trust and SunAmerica Series Trust.

The Independent Trustees were separately represented by counsel that is independent of SunAmerica and MSIM in connection with their consideration of approval of the New Subadvisory Agreement. The matters discussed below were also considered separately by the Independent Trustees in executive session during which such independent counsel provided guidance to the Independent Trustees.

The Board received information regarding the Trust’s subadvisory fees compared to subadvisory fee rates of a group of funds with similar investment strategies and/or objectives, as applicable (the “Subadvised Expense Universe”), as selected and prepared by an independent third-party provider of investment company data. The Board also received performance data and expense information prepared by management. In addition, the Board considered expenses and performance of MSIM with respect to accounts and mutual funds that have comparable investment objectives and strategies to the Portfolios.

Nature, Extent and Quality of Services Provided by MSIM. The Board, including the Independent Trustees, considered the nature, quality and extent of services expected to be provided by MSIM. In making its evaluation, the Board considered that SunAmerica acts as adviser for the Portfolios, manages the daily business affairs of the Trust, and obtains and evaluates economic, statistical and financial information to formulate and implement investment policies and provides oversight with respect to the daily management of the Portfolios’ assets, subject to the Trustees’ oversight and control. It was also noted that SunAmerica’s advisory fees compensate SunAmerica for services such as monitoring portfolio performance, selecting and replacing subadvisers, determining asset allocations among each series of the Trust and ensuring that a subadviser’s style adheres to the prospectus and statement of additional information as well as other administrative, compliance and legal services or requirements. It was further noted that SunAmerica manages a portion of certain of the Portfolios’ assets.

With respect to MSIM, the Board noted that MSIM would be responsible for providing investment management services on a day-to-day basis. In such role, MSIM would (i) manage the investment and reinvestment of the assets of a portion of each Portfolio; (ii) determine the securities to be purchased or sold and execute such documents on behalf of each Portfolio as may be necessary in connection with its management thereof; (iii) provide SunAmerica with records concerning its activities; and (iv) render regular reports to SunAmerica and to officers and Trustees of the Trust concerning its discharge of the foregoing responsibilities. The Board reviewed MSIM’s history, structure and size, and investment experience. The Board considered the personnel of MSIM who would be involved in the investment management, administration, compliance and risk management activities with respect to the Portfolios, as well as current and projected staffing levels. The Board was informed that in management’s judgment, MSIM has the size, viability and resources to attract and retain highly qualified investment professionals. The Board reviewed the qualifications, background and responsibilities of the staff of MSIM who would be responsible for providing investment management services to the Portfolios.

The Board also reviewed and considered MSIM’s compliance and regulatory history, including information about whether it has been involved in any litigation, regulatory actions or investigations that could impair its ability to serve as subadviser to the Portfolios. The Board considered MSIM’s risk assessment and risk management processes. The Board concluded that there was no information provided that would have a material adverse effect on MSIM’s ability to provide services to the Trust.

The Board concluded that it was satisfied with the nature, quality and extent of the services expected to be provided by MSIM and that there was a reasonable basis on which to conclude that MSIM would provide high quality services to the Trust.

Portfolio Fees and Expenses; Investment Performance. The Board, including the Independent Trustees, received and reviewed information regarding each Portfolio’s subadvisory fees (actual and contractual) compared against such fees of its Subadvised Expense Universe. It was noted that with respect to subadvisory fees, SunAmerica negotiates such fees at arm’s length. The Board also considered that the subadvisory fees are paid by SunAmerica out of its advisory fee and not by the Portfolios, and that subadvisory fees may vary widely within a Subadvised Expense Universe for various reasons, including market pricing demands, existing relationships, experience and success, and individual client needs. The Board further considered the amount of subadvisory fees paid by SunAmerica, and the amount of the management fees which it retained. The Board also noted that the subadvisory fee rates to be paid by SunAmerica to MSIM under the New Subadvisory Agreement are lower than those currently paid to Janus for its subadvisory services to the Portfolios. The Board further considered that management had agreed to a new advisory fee waiver agreement with respect to the Portfolios, which would reduce the fees paid by the Portfolios to SunAmerica. The Board determined that these amounts were reasonable in light of the services performed by SunAmerica and MSIM, respectively.

To assist in analyzing the reasonableness of the subadvisory fee, the Board received a report prepared independently by Broadridge Financial Solutions, Inc. (“Broadridge”), as well as information provided by management. The Board also considered advisory fees received by MSIM with respect to other mutual funds and accounts with similar investment strategies to the Portfolios as well as performance data from management and MSIM with respect to the Portfolios and any other mutual funds or other accounts advised or subadvised by MSIM with similar investment objectives and/or strategies, as applicable.

The Subadvised Expense Universe consists of the Portfolio and all other mixed-asset target allocation growth funds underlying variable insurance products with disclosed subadviser agreements, excluding outliers, as classified by Broadridge.

The performance information included information as of December 31, 2018, from management. On a quarterly basis, the Board monitors and reviews various materials presented and prepared by management, including but not limited to each Portfolio’s overall performance, performance relative to the Portfolio’s benchmark and Morningstar and Broadridge peer groups, and a subadviser’s performance within a portfolio. The Board also considered that management makes particular note of any portfolio that may require closer monitoring or potential corrective action by the Board.

The Board further considered that Janus’ performance had trailed the benchmark over the one-, three- and five-year periods ended September 30, 2017, and that Janus failed to meet its target of 75th percentile or better in both Morningstar and Broadridge peer groups as of June 30, 2018. The Board also considered the performance of the Morgan Stanley Institutional Advantage Portfolio Class A (the “MSIM Fund”) relative to the Russell 1000 Growth Index and Morningstar peer group. The Board noted that the MSIM Fund had outperformed the benchmark for the three- and five-year periods ended December 31, 2018 and for four out of the previous five calendar years. The Board also noted that the MSIM Fund had ranked in the top quintile in Morningstar over the one-. three- and five-year trailing periods. In considering this comparative performance information, however, the Board also reviewed relevant distinctions and differences with respect to such funds and acknowledged that past performance is not necessarily indicative of future results.

The Trustees noted that the expense and performance information as a whole was useful in assessing whether MSIM is proposing to provide services at a cost that is competitive with other similar funds.

Profitability, Economies of Scale and Other Benefits Derived. The Board noted that the subadvisory fees paid pursuant to the New Subadvisory Agreement are paid by SunAmerica out of its advisory fees. The Trustees also relied on the ability of SunAmerica to negotiate the New Subadvisory Agreement and the fees thereunder at arm’s length. The Board determined that the profitability to MSIM in connection with its relationship with the Portfolios is therefore not a material factor in its consideration of the New Subadvisory Agreement.

The Board considered that the New Subadvisory Agreement also contains breakpoints in the fee schedules; however, since SunAmerica, and not the Trust, is responsible for the payment of the fees pursuant to the New Subadvisory Agreement, the Trust does not directly benefit from any reduction in subadvisory fee rates. The Board also considered other potential indirect benefits to MSIM as a result of its relationship with the Portfolios, which could include research benefits obtained by trading the Portfolios’ assets, economies of scale, reputational benefits, and the potential for future mandates. For similar reasons as stated above with respect to MSIM’s profitability, the Board concluded that the potential for economies of scale and other indirect benefits to MSIM in its management of the Portfolios are not a material factor in its consideration at this time.

Terms of New Subadvisory Agreement. The Board, including the Independent Trustees, reviewed the terms and conditions of the New Subadvisory Agreement, including the duties and responsibilities undertaken by SunAmerica and MSIM as discussed above. The Board also reviewed the differences in the terms of the New Subadvisory Agreement as compared to the terms of the subadvisory agreement between SunAmerica and Janus with respect to the Portfolios.

Conclusions. In reaching its decision to recommend the approval of the New Subadvisory Agreement, the Board did not identify any single factor as being controlling, but based its recommendation on each of the factors it considered and each Trustee attributes different weight to the various factors. Based upon the materials it reviewed, the representations made to it and the considerations described above, and as part of their deliberations, the Board, including the Independent Trustees, concluded that MSIM possesses the capability and resources to perform the duties required of it under the New Subadvisory Agreement.

Further, based upon its review of the New Subadvisory Agreement, the materials provided, and the considerations described above, the Board, including the Independent Trustees, concluded that: (1) the terms of the New Subadvisory Agreement are reasonable, fair and in the best interest of each Portfolio and its shareholders, and (2) the subadvisory fee rates are fair and reasonable in light of the usual and customary charges made for services of the same nature and quality and the other factors considered.

Ownership of Shares

As of October 24, 2019, there were approximately 2,752,372.593 shares outstanding of SA Multi-Managed Growth Portfolio, 3,732,049.038 shares outstanding of SA Multi-Managed Income Portfolio, 4,659,353.376 shares outstanding of SA Multi-Managed Income/Equity Portfolio, 32,437,854.520 shares outstanding of SA Multi-Managed Large Cap Growth Portfolio and 5,953,674.836 shares outstanding of SA Multi-Managed Moderate Growth Portfolio. As of September 30, 2019, all shares of the Portfolios were owned directly by the separate accounts of American General Life Insurance Company (“AGL”) or affiliated mutual funds. The following shareholders directly owned 5% or more of the Portfolios’ outstanding shares as of such date:

SA Multi-Managed Growth Portfolio Class	Owner	Shares	Percentage
Class 1	AGL	536,013.99	100%

Class 2	AGL	996,351.10	100%

Class 3	AGL	1,193,382.72	96.10%

SA Multi-Managed Income Portfolio Class	Owner	Shares	Percentage
Class 1	AGL	436,517.85	100%

Class 2	AGL	2,067,409.05	100%

Class 3	AGL	1,201,476.81	97.20%

SA Multi-Managed Income/Equity Portfolio Class	Owner	Shares	Percentage
Class 1	AGL	666,295.71	100%

Class 2	AGL	2,557,270.47	100%

Class 3	AGL	1,466,869.43	98.20%

SA Multi-Managed Large Cap Growth Portfolio Class	Owner	Shares	Percentage
Class 1	SA Allocation Moderate Growth Portfolio SA Dynamic Allocation Portfolio SA Dynamic Strategy Portfolio	1,919,683.43 13,589,222.58 10,726,427.26	6.54 46.30 36.55	% % %

Class 2	AGL	2,138,237.32	100%

Class 3	AGL	1,117,404.32	95.68%

SA Multi-Managed Moderate Growth Portfolio Class	Owner	Shares	Percentage
Class 1	AGL	673,743.43	100%

Class 2	AGL	2,932,572.76	100%

Class 3	AGL	2,331,074.03	98.64%

AGL is a stock life insurance company organized under the laws of the state of Texas and its address is 2727-A Allen Parkway, Houston, Texas 77019. SA Allocation Moderate Growth Portfolio is a series of the Trust and its address is 21650 Oxnard Street, 10th Floor, Woodland Hills, CA 91367. SA Dynamic Strategy Portfolio and SA Dynamic Allocation Portfolio are each a series of SunAmerica Series Trust and their address is 21650 Oxnard Street, 10th Floor, Woodland Hills, CA 91367.

Shareholders that own of record or beneficially more than 25% of the Portfolios’ outstanding shares may be considered a controlling person. As of September 30, 2019, to the knowledge of the Trust, no other person beneficially or of record owned 5% or more of any class of the Portfolios’ outstanding shares.

The Trustees and officers of the Trust as a group owned an aggregate of less than 1% of the shares of the Portfolios as of September 30, 2019.

Brokerage Commissions

For the fiscal year ended March 31, 2019, the Portfolios did not pay any commissions to affiliated broker-dealers.

Other Service Providers

For the fiscal year ended March 31, 2019, each Portfolio paid the below aggregate amounts in shareholder services fees to AGL, The United States Life Insurance Company in The City of New York (“USL”) and The Variable Annuity Life Insurance Company (“VALIC”), each of which are affiliates of SunAmerica. In addition, each Portfolio paid the below amounts to VALIC Retirement Services Company (“VRSCO”) for transfer agency services during the period. VRSCO is also an affiliate of SunAmerica and is located at 2929 Allen Parkway, Houston, Texas 77019. AIG Capital Services, Inc. (“ACS”) distributes each Portfolio’s shares and incurs the expenses of distributing each Portfolio’s shares under a Distribution Agreement. ACS is located at Harborside 5, 185 Hudson Street, Suite 3300 Jersey City, New Jersey 07311. SunAmerica, AGL, USL, VALIC, VRSCO and ACS are each indirect, wholly-owned subsidiaries of AIG.

Portfolio	Shareholder Services Fees Paid	Amount Paid for Transfer Agency Services

SA Multi-Managed Growth Portfolio	$84,368	$582

SA Multi-Managed Income Portfolio	$78,502	$728

SA Multi-Managed Income/Equity Portfolio	$91,475	$582

SA Multi-Managed Large Cap Growth Portfolio	$95,093	$1,747

SA Multi-Managed Moderate Growth Portfolio	$145,983	$582

Shareholder Reports

Copies of the most recent annual and semi-annual reports of the Portfolios are available without charge and may be obtained by writing to the Trust at P.O. Box 15570, Amarillo, Texas 79105-5570, Attn: Annuity Service Center, or by calling (800) 445-7862.

Shareholder Proposals

The Trust is not required to hold annual shareholder meetings. If a shareholder wishes to submit proposals for consideration at a future shareholder meeting, the Trust must receive the proposal a reasonable time before the solicitation is to be made. Written proposals should be sent to Kathleen D. Fuentes, Esq., Secretary of Seasons Series Trust, Harborside 5, 185 Hudson Street, Suite 3300 Jersey City, New Jersey 07311.

By Order of the Board of Trustees,

/s/ John T. Genoy
John T. Genoy President Seasons Series Trust

Dated: November 6, 2019

Exhibit A

SUBADVISORY AGREEMENT

This SUBADVISORY AGREEMENT (“Agreement”) is dated as of May 1, 2019, by and between SUNAMERICA ASSET MANAGEMENT, LLC, a Delaware limited liability company (the “Adviser”), and MORGAN STANLEY INVESTMENT MANAGEMENT, INC., a Delaware corporation (the “Subadviser”).

WITNESSETH:

WHEREAS, the Adviser and Seasons Series Trust, a Massachusetts business trust (the “Trust”), have entered into an Investment Advisory and Management Agreement dated as of January 1, 1999, as amended from time to time (the “Advisory Agreement”), pursuant to which the Adviser has agreed to provide investment management, advisory and administrative services to the Trust, and pursuant to which the Adviser may delegate one or more of its duties to a subadviser pursuant to a written subadvisory agreement; and

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and may issue shares of beneficial interest, without par value, in separately designated portfolios representing separate funds with their own investment objectives, policies and purposes; and

WHEREAS, the Subadviser is engaged in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS, the Adviser desires to retain the Subadviser to furnish investment advisory services to the investment portfolio(s) of the Trust listed on Schedule A attached hereto (each, a “Portfolio,” and collectively, the “Portfolio(s)”), and the Subadviser is willing to furnish such services;

NOW, THEREFORE, it is hereby agreed between the parties hereto as follows:

1. Duties of the Subadviser. The Adviser hereby engages the services of the Subadviser in furtherance of the Advisory Agreement. Pursuant to this Agreement and subject to the oversight and review of the Adviser, the Subadviser will manage the investment and reinvestment of the assets of each Portfolio. The Subadviser will determine, in its discretion and subject to the oversight and review of the Adviser, the securities and other investments or instruments to be purchased or sold, will provide the Adviser with records concerning its activities which the Adviser or the Trust is required to maintain, and will render regular reports to the Adviser and to officers and Trustees of the Trust concerning its discharge of the foregoing responsibilities. The Subadviser shall discharge the foregoing responsibilities subject to the control of the officers and the Trustees of the Trust and in compliance with such policies as the Trustees of the Trust may from time to time establish, as provided in writing to the Subadviser from time to time, and in compliance with (a) the objectives, policies, restrictions and limitations for the Portfolio(s) as set forth in the Trust’s current prospectus and statement of additional information, as provided by the Adviser to the Subadviser; and (b) applicable laws and regulations.

The Subadviser represents and warrants to the Adviser that it will manage the Portfolio(s) at all times (a) in compliance with all applicable federal and state laws, including securities, commodities and banking laws, governing its operations and investments; (b) the provisions of the Act and rules adopted thereunder; (c) the objectives, policies, restrictions and limitations for the Portfolio(s) as set forth in the Trust’s current prospectus and statement of additional information (together, the “Registration Statement”) as most recently provided by the Adviser to the Subadviser; and (d) the policies and procedures as adopted by the Trustees of the Trust provided in writing to the Subadviser. The Subadviser further represents and warrants to the Adviser that it will manage each Portfolio in compliance with Section 851(b)(2) and (3) of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and Section 817(h) of Subchapter L of the Code, solely with respect to the assets of the Portfolio(s) which are under its management and based on information provided by the custodian of the Portfolio(s). Furthermore, the Adviser will work in conjunction with the Subadviser to undertake any corrective action that may be required as advised by a Portfolio’s tax advisor in a timely manner following quarter end in order to allow the Subadviser to resolve the issue within the 30-day cure period under the Code.

The Subadviser further represents and warrants that to the extent that any statements or omissions made in any Registration Statement for the shares of the Trust, or any amendment or supplement thereto, as provided to the Subadviser, are made in reliance upon and in conformity with information furnished by the Subadviser in writing expressly for use therein, such Registration Statement and any amendments or supplements thereto will, when they become effective, with respect to such furnished information, conform in all material respects to the requirements of the Securities Act of 1933 and the rules and regulations of the Securities and Exchange Commission (“SEC”) thereunder (the “1933 Act”) and the Act and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

The Subadviser agrees: (a) to maintain a level of errors and omissions or professional liability insurance coverage that, at all times during the course of this Agreement, is appropriate given the nature of its business, and (b) from time to time and upon reasonable request, to supply evidence of such coverage to the Adviser.

The Subadviser accepts such employment and agrees, at its own expense, to render the services set forth herein and to provide the office space, furnishings, equipment and personnel required by it to perform such services on the terms and for the compensation provided in this Agreement. The Subadviser shall not be responsible for the other expenses of a Portfolio, including, without limitation, fees of a Portfolio’s independent public accountants, transfer agent, custodian and other service providers who are not employees of the Subadviser; brokerage commissions and other transaction-related expenses; tax-reporting; taxes levied against a Portfolio or any of its property; and interest expenses of a Portfolio.

The Subadviser also represents and warrants that in furnishing services hereunder, the Subadviser will not consult with any other subadviser of the Portfolio(s) or other series of the Trust, to the extent any other subadvisers are engaged by the Adviser, or any other subadvisers to other investment companies that are under common control with the Trust, concerning transactions of the Portfolio(s) in securities or other assets, other than for purposes of complying with the conditions of paragraphs (a) and (b) of rule 12d3-1 under the Act.

The Adviser acknowledges that the Subadviser and its delegates do not hold client money and/or custody assets.

2.    Portfolio Transactions. The Subadviser is responsible for decisions, and is hereby authorized, to buy or sell securities and other investments or instruments for the Portfolio(s), broker-dealers, futures commission merchants’ and other counterparties selection, and negotiation of brokerage commission and futures commission merchants’ rates. As a general matter, in executing Portfolio transactions, the Subadviser may employ or deal with such broker-dealers or futures commission merchants as may, in the Subadviser’s best judgment, provide prompt and reliable execution of the transactions at favorable prices and reasonable commission rates. In selecting such broker-dealers or futures commission merchants, the Subadviser shall consider all relevant factors including price (including the applicable brokerage commission, dealer spread or futures commission merchant rate), the size of the order, the nature of the market for the security or other investment, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer or futures commission merchant involved, the quality of the service, the difficulty of execution, the execution capabilities and operational facilities of the firm involved, and, in the case of securities, the firm’s risk in positioning a block of securities. Subject to such policies as the Trustees may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of the Subadviser’s having caused a Portfolio to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member of an exchange, broker or dealer viewed in terms of either that particular transaction or the Subadviser’s overall responsibilities with respect to such Portfolio and to other clients as to which the Subadviser exercises investment discretion. In accordance with Section 11(a) of the

1934 Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the Act and Rule 17e-1 thereunder, the Subadviser may engage its affiliates, the Adviser and its affiliates or any other subadviser to the Trust and its respective affiliates, as broker-dealers or futures commission merchants to effect Portfolio transactions in securities and other investments for a Portfolio. The Subadviser will promptly communicate to the Adviser and to the officers and the Trustees of the Trust such information relating to Portfolio transactions as they may reasonably request. To the extent consistent with applicable law, the Subadviser may aggregate purchase or sell orders for the Portfolio(s) with contemporaneous purchase or sell orders of other clients of the Subadviser or its affiliated persons. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser determines to be equitable and consistent with its and its affiliates’ fiduciary obligations to the Portfolio and to such other clients. The Adviser hereby acknowledges that such aggregation of orders may not result in more favorable pricing or lower brokerage commissions in all instances.

The Subadviser shall have the express authority to negotiate, open, continue and terminate brokerage accounts and other brokerage arrangements with respect to all Portfolio transactions entered into by the Subadviser on behalf of the Portfolio(s).

With respect to any investments, including but not limited to repurchase and reverse repurchase agreements, derivatives contracts, futures contracts, International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements, and options on futures contracts, which are permitted to be made by the Subadviser in accordance with this Agreement and the investment objectives and strategies of the Portfolio(s), as outlined in the Registration Statement for the Portfolio(s), the Adviser hereby authorizes and directs the Subadviser to do and perform every act and thing whatsoever necessary or incidental in performing its duties and obligations under this Agreement including, but not limited to, executing as agent, on behalf of the Portfolio(s), brokerage agreements and other documents to establish, operate and conduct all brokerage, collateral or other trading accounts, and executing as agent, on behalf of the Portfolio(s), such agreements and other documentation as may be required for the purchase or sale, assignment, transfer and ownership of any permitted investment, including repurchase and derivative master agreements, including any schedules and annexes to such agreements, releases, consents, elections and confirmations. The Subadviser also is hereby authorized to instruct a Portfolio’s custodian with respect to any collateral management activities in connection with any derivatives transactions. The Adviser acknowledges and understands that it will be bound by any such trading accounts established, and agreements and other documentation executed, by the Subadviser for such investment purposes and agrees to provide the Subadviser with tax information, governing documents, legal opinions and other information concerning the Portfolio(s) as may be reasonably necessary to complete such agreements and other documentation.

The authority shall include, without limitation the authority on behalf of and in the name of the Portfolio(s) to execute: (i) documentation relating to private placements and bank debt (including Loan Syndications and Trading Association and Loan Market Association documentation); (ii) waivers, consents, amendments or other modifications relating to investments; and (iii) purchase agreements, sales agreements, commitment letters, pricing letters, registration rights agreements, indemnities and contributions, escrow agreements and other investment related agreements.

3.    Compensation of the Subadviser. The Subadviser shall not be entitled to receive any payment from the Trust and shall look solely and exclusively to the Adviser for payment of all fees for the services rendered, facilities furnished and expenses paid by it hereunder. As full compensation for the Subadviser under this Agreement, the Adviser agrees to pay to the Subadviser a fee at the annual rates set forth in Schedule A hereto with respect to the assets managed by the Subadviser for each Portfolio listed thereon. Such fee shall be accrued daily and paid monthly as soon as practicable after the end of each month (i.e., the applicable annual fee rate divided by 365 applied to each prior day’s net assets in order to calculate the daily accrual). For purposes of calculating the Subadviser’s fee, the average daily net asset value of a Portfolio shall mean the average daily net assets for which the Subadviser provides advisory services, and shall be determined by taking an average of all determinations of such net asset value during the month. If the Subadviser shall provide its services under this Agreement for less than the whole of any month, the foregoing compensation shall be prorated.

4.    Reports. The Trust and the Adviser agree to furnish to the Subadviser current prospectuses, statements of additional information, proxy statements, reports of shareholders, certified copies of their financial statements, and such other information with regard to their affairs and that of the Trust as the Subadviser may reasonably request.

The Subadviser agrees to furnish to the Adviser and/or the Chief Compliance Officer of the Trust and/or the Adviser (the “CCO”) with such information, certifications and reports as such persons may reasonably deem appropriate or may request from the Subadviser regarding the Subadviser’s compliance with applicable law, including: (i) Rule 206(4)-7 of the Advisers Act; (ii) the Federal Securities Laws, as defined in Rule 38a-1 under the Act; (iii) the Commodity Exchange Act; and (iv) any and all other laws, rules and regulations, whether foreign or domestic, in each case, applicable at any time to the operations of the Subadviser with respect to the provision of its services under this Agreement. The Subadviser shall make its officers and employees (including its CCO) who are responsible for the Portfolio available, upon reasonable notice to the Subadviser, to the Adviser and/or the CCO from time to time to examine and review the Subadviser’s compliance program and adherence thereto.

5.    Status of the Subadviser. The services of the Subadviser to the Adviser and the Trust are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others so long as its services to the Trust are not impaired thereby. The Subadviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

6.    Proxy Voting. The Adviser will vote proxies relating to the Portfolio’s securities. The Adviser will vote all such proxies in accordance with such proxy voting guidelines and procedures adopted by the Board of Trustees. The Adviser may, on certain non-routine matters, consult with the Subadviser before voting proxies relating to the Portfolio’s securities. The Adviser will instruct the custodian and other parties providing services to the Trust promptly to forward to the proxy voting service copies of all proxies and shareholder communications relating to securities held by each Portfolio (other than materials relating to legal proceedings).

7.    Certain Records. The Subadviser hereby undertakes and agrees to maintain, in the form and for the period required by Rule 31a-2 under the Act, all records relating to the investments of the Portfolio(s) that are required to be maintained by the Trust pursuant to the requirements of Rule 31a-1 of the Act. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the Act which are prepared or maintained by the Subadviser on behalf of the Trust will be provided promptly to the Trust or the Adviser upon request.

The Subadviser agrees that all accounts, books and other records maintained and preserved by it, and related to the Portfolio(s), as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the SEC, the Trust’s auditors, the Trust or any representative of the Trust, the Adviser, or any governmental agency or other instrumentality having regulatory authority over the Trust.

8.    Reference to the Subadviser. None of the Trust, the Portfolio(s) or the Adviser or any affiliate or agent thereof shall make reference to or use the name or logo of the Subadviser or any of its affiliates in any advertising or promotional materials without the prior written approval of the Subadviser, prior to first use, which approval shall not be unreasonably withheld. Additionally, if substantive changes are made to such materials thereafter, the Portfolio(s) shall furnish to the Subadviser the updated material for approval prior to first use, which approval shall not be unreasonably withheld. Upon the termination of this Agreement, none of the Trust, the Portfolio(s) or the Adviser or any affiliate or agent thereof shall make reference to or use the name or logo of the Subadviser or any of its affiliates in any advertising or promotional materials. Notwithstanding the above, for so long as the Subadviser serves as subadviser to the Portfolio(s), the Trust, the Portfolio(s) and the Adviser may use the name or logo of the Subadviser or any of its affiliates in the Registration Statement, shareholder reports, and other filings with the SEC, or after the Subadviser ceases to serve as subadviser, if such usage is for the purpose of meeting a disclosure obligation under laws, rules, regulations, statutes and codes, whether state or federal, without the Subadviser’s prior written consent.

9.    Liability of the Subadviser. (a) In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties (“disabling conduct”) hereunder on the part of the Subadviser (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser) the Subadviser shall not be subject to liability to the Adviser (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Adviser) or to the Trust (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Trust) for any act or omission in the course of, or connected with, rendering services hereunder, including without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which this Agreement relates, except to the extent specified in Section 36(b) of the Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. Except for such disabling conduct, the Adviser shall indemnify the Subadviser (and its officers, directors, partners, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser) from any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) arising from Subadviser’s rendering of services under this Agreement.

(b) The Subadviser agrees to indemnify and hold harmless the Adviser (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Adviser) and/or the Trust (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Trust) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Adviser and/or the Trust and their affiliates or such directors/trustees, officers or controlling person may become subject under the Act, the 1933 Act, under other statutes, common law or otherwise, which arise from the Subadviser’s disabling conduct, including but not limited to any material failure by the Subadviser to comply with the provisions and representations and warranties set forth in Section 1 of this Agreement; provided, however, that in no case is the Subadviser’s indemnity in favor of any person deemed to protect such other persons against any liability to which such person would otherwise be subject by reasons of willful misfeasance, bad faith, or gross negligence in the performance of his, her or its duties or by reason of his, her or its reckless disregard of obligations and duties under this Agreement.

10. Term of the Agreement. This Agreement shall continue in full force and effect with respect to each Portfolio until two (2) years from the date hereof, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio voting separately from any other series of the Trust.

With respect to a Portfolio, this Agreement may be terminated at any time, without payment of a penalty by the Portfolio or the Trust, by vote of a majority of the Trustees, or by vote of a majority of the outstanding voting securities (as defined in the Act) of the Portfolio, voting separately from any other series of the Trust, or by the Adviser, on not less than thirty (30) nor more than sixty (60) days’ written notice to the Subadviser. With respect to a Portfolio, this Agreement may be terminated by the Subadviser at any time, without the payment of any penalty, on ninety (90) days’ written notice to the Adviser and the Trust. The termination of this Agreement with respect to a Portfolio or the addition of a Portfolio to Schedule A hereto (in the manner required by the Act) shall not affect the continued effectiveness of this Agreement with respect to each other Portfolio subject hereto. This Agreement shall automatically terminate in the event of its assignment (as defined by the Act).

This Agreement will terminate in the event that the Advisory Agreement by and between the Trust and the Adviser is terminated.

11.    Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

12.    Amendments. This Agreement may be amended by mutual consent in writing, but the consent of the Trust must be obtained in conformity with the requirements of the Act.

13.    Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Act. To the extent the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Act, the latter shall control.

14.    Legal Matters. The Subadviser will not take any action or render advice involving legal action on behalf of the Trust with respect to securities or other investments held in a Portfolio or the issuers thereof, which become the subject of legal notices or proceedings, including securities class actions and bankruptcies.

15.    Personal Liability. The Declaration of the Trust establishing the Trust (the “Declaration”), is on file in the office of the Secretary of the Commonwealth of Massachusetts, and, in accordance with that Declaration, no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property for satisfaction of any obligation or claim or otherwise in connection with the affairs of the Trust, but the “Trust Property,” as defined in the Declaration, only shall be liable.

16.    Separate Series. Pursuant to the provisions of the Declaration, each Portfolio is a separate series of the Trust, and all debts, liabilities, obligations and expenses of a particular Portfolio shall be enforceable only against the assets of that Portfolio and not against the assets of any other Portfolio or of the Trust as a whole.

17.    Confidentiality. Neither party will disclose, or use any records or information obtained pursuant to this Agreement in any manner whatsoever except as expressly authorized in this Agreement or as reasonably required to execute transactions on behalf of the Portfolio(s) or to advise on the Portfolio(s), and will keep confidential any non-public information obtained directly as a result of this service relationship. A receiving party shall disclose such non-public information only if the other party has authorized such disclosure by prior written consent, or if such information is or hereafter otherwise is known by disclosing party or has been disclosed, directly or indirectly, by the disclosing party to others, becomes ascertainable from public or published information or trade sources, or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities, or to the extent such disclosure is reasonably required by auditors or attorneys of the disclosing party in connection with the performance of their professional services or as may otherwise be contemplated by this Agreement. Notwithstanding the foregoing, the Subadviser may disclose the total return earned by the Portfolio(s) and may include such total return in the calculation of composite performance information.

18.    Representations. By execution of this Agreement, Subadviser represents that it is duly registered as an investment adviser with the SEC pursuant to the Advisers Act and that it has electronically provided to the Adviser Part 2A of its registration on Form ADV prior to signing this Agreement.

19.    Notices. All notices shall be in writing and deemed properly given when delivered or mailed by United States certified or registered mail, return receipt requested, postage prepaid, addressed as follows:

Subadviser:                Morgan Stanley Investment Management Inc.

522 Fifth Avenue

New York, NY 10036

Attention: General Counsel

Adviser:                     SunAmerica Asset Management, LLC

Harborside 5

185 Hudson Street, Suite 3300

Jersey City, NJ 07311

Attention:    Gregory N. Bressler

Senior Vice President and General Counsel

20. Use of the Services of Others. In rendering the services required under this Agreement, Subadviser may, consistent with applicable law from time to time, employ, delegate, or associate with itself such affiliated or unaffiliated person or persons as it believes reasonably necessary to assist it in carrying out its obligations under this Agreement; provided, however, that any such delegation shall not involve any such person serving as an “adviser” to the Portfolio within the meaning of the 1940 Act. Subadviser shall remain liable to Adviser for the performance of Subadviser’s obligations hereunder, to extent specified in the Standard of Care provision of this Agreement, and Adviser shall not be responsible for any fees that any such person may charge to Subadviser for such services.

IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Agreement as of the date first above written.

SUNAMERICA ASSET MANAGEMENT, LLC

By: _______________________
Name: Peter A. Harbeck
Title: President and Chief Executive Officer

MORGAN STANLEY INVESTMENT MANAGEMENT, INC.

By: _______________________
Name: John Hagarty
Title: Managing Director and Director

SCHEDULE A

Portfolio(s)	Annual Fee (as a percentage of the average daily net assets the Subadviser manages in the Portfolio)
SA Multi-Managed Growth Portfolio SA Multi-Managed Income Portfolio SA Multi-Managed Income/Equity Portfolio SA Multi-Managed Large Cap Growth Portfolio SA Multi-Managed Moderate Growth Portfolio	Omitted

SEASONS SERIES TRUST

P.O. Box 15570

Amarillo, Texas 79105-5570

SA Multi-Managed Growth Portfolio

SA Multi-Managed Income Portfolio

SA Multi-Managed Income/Equity Portfolio

SA Multi-Managed Large Cap Growth Portfolio

SA Multi-Managed Moderate Growth Portfolio

(each, a “Portfolio” and collectively, the “Portfolios”)

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF

INFORMATION STATEMENT

(the “Notice”)

The Information Statement referenced in this Notice is available at

www.aig.com/informationstatements

This Notice is to inform you that an information statement (the “Information Statement”) regarding the approval of a new subadvisory agreement is now available at the website referenced above. Each Portfolio is a series of Seasons Series Trust (the “Trust”). Please note that this Notice is only intended to provide an overview of the matter covered in the Information Statement. We encourage you to access American International Group, Inc.’s (“AIG”) website to review a complete copy of the Information Statement, which contains important information about the new subadvisory agreement.

As discussed in the Information Statement, on March 27, 2019, the Board of Trustees (the “Board”) of the Trust approved the appointment of Morgan Stanley Investment Management Inc. (“MSIM”) as a new subadviser to a portion of each Portfolio, pursuant to a new subadvisory agreement between SunAmerica Asset Management, LLC, each Portfolio’s investment adviser, and MSIM with respect to the Portfolios. Effective May 1, 2019, MSIM replaced Janus Capital Management, LLC (“Janus”) as a subadviser to each Portfolio. In connection with MSIM replacing Janus, the Board approved a new Advisory Fee Waiver Agreement between SunAmerica and the Trust, on behalf of each Portfolio. In addition, the Board approved certain corresponding changes to the Portfolios’ principal investment strategies and principal investment risks. These changes and the Advisory Fee Waiver Agreement also became effective May 1, 2019.

The Trust has received an exemptive order from the Securities and Exchange Commission which allows SunAmerica, subject to certain conditions, to enter into and materially amend subadvisory agreements without obtaining shareholder approval. As required by this exemptive order, a portfolio is required to provide information to shareholders about a new subadviser or change in an existing subadvisory agreement within 60 days of the hiring of any new subadviser or change in any existing subadvisory agreement. The Information Statement includes such information.

This Notice is being mailed on or about November 6, 2019, to all participants in a contract who were invested in the Portfolios as of the close of business on May 1, 2019. A copy of the Information Statement will remain on AIG’s website until at least November 6, 2020, and contract owners can request a complete copy of the Information Statement until such time.

You can obtain a paper copy of the complete Information Statement, without charge, by writing the Trust at P.O. Box 15570, Amarillo, Texas 79105-5570 or by calling (800) 445-7862. You may also have an electronic copy of the Information Statement sent to you without charge by sending an email request to the Trust at webmaster@sunamerica.com. You can request a complete copy of the Information Statement until November 6, 2020. To ensure prompt delivery, you should make your request no later than such date. Please note that you will not receive a paper copy unless you request it. This Notice and the Information Statement are for your information only and you are not required to take any action.